UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 14, 2005
                                                ______________________________



                      Chester Valley Bancorp Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



      Pennsylvania                     000-18833                23-2598554
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



100 E. Lancaster Avenue, Downingtown, Pennsylvania                19335
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code         (610) 269-9700
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events
          ------------

     On June 14, 2005, Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc. issued a press release announcing that shareholders of both companies had approved the Agreement and Plan of Merger, dated January 20, 2005, at their respective special meetings of shareholders held earlier that day.

     A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

  (a)  Not applicable.
  (b)  Not applicable.
  (c)  Exhibits.

The following exhibit is filed herewith:

          Exhibit             Description
          -------             -----------

          99.1                Press Release dated June 14, 2005























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CHESTER VALLEY BANCORP INC.



Date:  June 14, 2005               By:  /s/ Joseph T. Crowley
                                        ----------------------------------
                                        Joseph T. Crowley
                                        Chief Financial Officer and Treasurer



































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